SECURITITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20594


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                  April 5, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                       United States Aircraft Corporation
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         0-9974                                           95-3518487
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(Commission File Number)                       (IRS Employer Identification No.)


 3121 E. Greenway Rd. #201, Phoenix, AZ                      85032
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(Address of principal executive offices)                   (Zip Code)


                                 (602) 765-0500
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               Registrant's telephone number, including area code


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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On March 18, 1999, an election notice and form related to the right of each of the six former Neo Vision, Inc. ("Neo Vision") shareholders to elect to rescind the June 30, 1998 Exchange Agreement among United States Aircraft Corporation ("USAC) and such shareholders (the "Exchange Agreement") was provided to the former Neo Vision shareholders. The discussion of the right of each of the former Neo Vision shareholders to rescind the Exchange Agreement and the delivery of that election notice and form was previously reported in the March 18, 1999 Form 8-K filed with the Securities and Exchange Commission on March 26, 1999. The election notice required the former shareholders to make their election by March 31, 1999 and provided that if USAC did not receive an election to rescind the Exchange Agreement from a Neo Vision shareholder by March 31, 1999, then USAC would treat the shareholder as having elected not to rescind the exchange of their Neo Vision shares for the shares of Class A Common Stock of USAC issued pursuant to the Exchange Agreement.

All six of the former Neo Vision shareholders have either elected not to rescind or did not respond. Accordingly, USAC will continue to own 100% of the outstanding shares of Neo Vision for which USAC has issued 2,000,000 shares of its Class A common stock and in accordance with the terms of the Exchange Agreement, USAC will issue no additional shares to the six former Neo Vision shareholders.

In light of the above, the USAC Board intends to evaluate its alternatives with respect to the now completed acquisition of Neo Vision, Neo Vision's ongoing business and obligations, and USAC's currently filed proxy statement. In particular, the USAC board may amend the proxy statement to hold a special stockholders meeting at which authorization by the USAC stockholders of the following matters, among other things, may be requested:

       (i) the reclassification of the USAC Class A Common Stock and Class B Common Stock into a single new class of Common Stock ("New Common Stock") and the authorization of a sufficient number of shares of New Common Stock to satisfy ongoing business purposes:

       (ii)   authorization of shares of preferred stock; and

       (iii)  adoption and approval of a stock option plan.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   United States Aircraft Corporation
                                              (Registrant)


Date  4/5/99                       By: /s/ Harry V. Eastlick
                                      -------------------------------------
                                      Harry V. Eastlick, Executive Vice
                                      President and Chief Financial Officer